UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2026

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Sono Group N.V.
(Exact name of registrant as specified in its charter)

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The Netherlands	001-41066	98-1828632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany	80935
(Address of principal executive offices)	(Zip Code)

+49 (0)89 4520 5818

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	SSM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Sono Group N.V. (the “Company”) with the U.S. Securities and Exchange Commission on March 19, 2026 (the “Original Current Report”), relating to events occurring on March 14, 2026. This Amendment is filed to (i) report the Company’s entry into, and consummation of, a Share Purchase and Transfer Agreement effecting the sale of the Company’s entire interest in its wholly-owned subsidiary Sono Motors GmbH, and (ii) supplement and update Item 2.05 of the Original Current Report with respect to costs and charges associated with the exit from the Company’s legacy solar operations, as contemplated by the Original Current Report. Except as set forth herein, the Original Current Report is not amended or otherwise modified.

Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2026 (the “Signing Date”), the Company entered into a Share Purchase and Transfer Agreement (the “SPA”) with (i) Vorratsla-160 M UG (haftungsbeschränkt), a German limited liability company whose sole shareholder is Denis Azhar, and (ii) Vorratsla-161 M UG (haftungsbeschränkt), a German limited liability company whose sole shareholder is Jan Schiermeister (together, the “Purchasers”), and Sono Motors GmbH, a German limited liability company (“Sono Motors”). Denis Azhar and Jan Schiermeister are the current managing directors of Sono Motors. The SPA was notarized under German law on the Signing Date.

Sale and Transfer of Shares. Pursuant to the SPA, the Company sold and transferred to the Purchasers, with immediate legal effect in rem (abtreten mit dinglicher Wirkung) under German law and without conditions precedent, all 33,588 shares representing 100% of the outstanding share capital of Sono Motors (the “Sold Shares”), with 50% of the Sold Shares transferred to each Purchaser. The purchase price for the Sold Shares was €1.00 in the aggregate.

Sale and Assignment of Shareholder Loan Repayment Claim. Simultaneously, the Company sold and assigned to the Purchasers, with immediate legal effect under German law, the Company’s repayment claims (including accrued interest) under shareholder loans previously extended by the Company to Sono Motors (the “Shareholder Loan Repayment Claim”). The outstanding amount of the Shareholder Loan Repayment Claim was approximately €10.5 million as of April 29, 2026. The purchase price for the Shareholder Loan Repayment Claim was €1.00 in the aggregate, with 50% of the Shareholder Loan Repayment Claim assigned to each Purchaser. Each Purchaser’s portion of the Shareholder Loan Repayment Claim is subject to (i) a standstill undertaking by the Purchasers that they will not demand, enforce or otherwise seek repayment, whether fully or partly, of the Shareholder Loan Repayment Claim for a period of two years following the Signing Date, and (ii) a qualified subordination (qualifizierter Rangrücktritt) pursuant to German insolvency law under which the Shareholder Loan Repayment Claim is subordinated to all other present and future creditors of Sono Motors.

Ancillary Matters. In connection with the SPA, the Company and Sono Motors agreed to terminate the Corporate Services Agreement between them, pursuant to which Sono Motors had provided certain accounting, controlling, treasury and regulatory reporting services to the Company, with retroactive effect as of April 30, 2026. The SPA also requires the parties to use their best efforts to cause the lease agreement for the premises located at Waldmeisterstraße 93, 80935 Munich, Germany, under which the Company is the current lessee, to be transferred to Sono Motors as lessee by no later than June 30, 2026, with a full release of the Company from any further liability thereunder; if such transfer is not completed by that date, the Company has the right to terminate the lease agreement. In addition, Sono Motors granted the Company a worldwide, limited, non-exclusive, non-transferable, royalty-free, irrevocable license to use the “Sono” brand as company name and in connection with its stock exchange listing, securities trading or stock ticker.

Following the Signing Date, the Company no longer holds any equity interest in, or exercises any control over, Sono Motors. The SPA is governed by the laws of Germany, and disputes arising under the SPA are subject to binding arbitration in Munich, Germany.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 10.1 to this Amendment and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Amendment is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities.

This Item amends and supplements Item 2.05 of the Original Current Report.

As previously disclosed in the Original Current Report, on March 14, 2026, the supervisory board of the Company resolved to terminate all current and future funding commitments to Sono Motors and to exit the legacy solar operations conducted through Sono Motors, with immediate effect (the “Exit”). In the Original Current Report, the Company stated that it was unable to make a good faith estimate of the total costs and charges that may be incurred in connection with the Exit and committed to amend the Original Current Report when such amounts became reasonably estimable. As described in Item 1.01 of this Amendment, the Company has now completed the Exit through the execution and consummation of the SPA on the Signing Date.

In connection with the Exit and the transactions contemplated by the SPA, the principal costs the Company has incurred and expects to continue to incur consists of legal, advisory and other professional fees and expenses associated with the Exit. The Company does not currently expect to incur any additional material exit or disposal charges. The Company does not expect to receive any material net proceeds from the Exit. Any costs incurred in connection with the Exit are expected to be reduced by cash flow to the Company from the Treasury Strategy.

Item 8.01 Other Events.

On May 8, 2026, the Company issued a press release regarding the completion of its exit from the Company’s legacy solar business. A copy of that press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

As previously disclosed, the Company intends to solicit the ratification by its shareholders of the engagement by the Company in the Treasury Strategy.

Forward Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the consummation of transactions as part of the Treasury Strategy, including their timing and the expected cash flow and the use of proceeds therefrom; the receipt of any required shareholder approvals; the projected operational and financial performance of the Company and its subsidiaries, including the Company following implementation of the Treasury Strategy; the Company’s product offerings and developments and business plans; and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team, including the pursuit of the Treasury Strategy. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the consummation and timing of any transactions as part of the Treasury Strategy, and the cash flow to the Company therefrom; the occurrence of any uncured event of default or any event, change or other circumstance that could give rise to the termination of the Company’s ISDA Master Agreement relating to the Treasury Strategy; the outcome of any legal proceedings that may be instituted against the Company; risks associated with the Treasury Strategy replacing the former plans and operations of the Company including the legacy solar operations; potential difficulties in employee retention as a result of the Treasury Strategy; whether the Company will be able to maintain compliance with the continued listing standards of The Nasdaq Stock Market LLC or comply with the initial listing standards of another national securities exchange; the ability of the Company to service or otherwise pay its debt obligations; market acceptance of the Company’s product offerings; that the Company will have sufficient capital to operate as anticipated; the demand for the Company’s products; and global supply chains and legislative, regulatory and economic developments in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the solicitation of the ratification by the Company’s shareholders of the engagement by the Company in the Treasury Strategy, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) relating to an extraordinary general meeting of the Company’s shareholders to be held for the purpose of ratifying the Company’s engagement in the Treasury Strategy (the “Special Meeting”). This Current Report is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to the Company’s shareholders in connection with the Special Meeting. This Current Report does not contain all of the information that should be considered in respect of the matters to be noticed for the Special Meeting in the Proxy Statement, and additional information will be set forth in the Proxy Statement when it becomes available. Shareholders of the Company are urged to read all relevant documents filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to these documents, carefully when they become available. Promptly after filing its definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each shareholder of the Company entitled to vote at the Special Meeting as of a record date to be established for voting at the Special Meeting.

Shareholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC without charge, at the SEC’s website located at www.sec.gov. In addition, shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at https://ir.sonomotors.com/.

Participants in the Solicitation

The Company and its directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Special Meeting under SEC rules. Shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on April 1, 2026 and the Proxy Statement when it becomes available.

No Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters to be noticed in the definitive Proxy Statement when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report:

Exhibit	Description of Exhibit
10.1	Share Purchase and Transfer Agreement dated May 4, 2026
99.1	Press release dated May 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ Kevin McGurn
	Name:	Kevin McGurn
	Title: Date:	CEO and Managing Director May 8, 2026